SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         June 21, 2001
                         -------------
                         Date of Report
               (Date of Earliest Event Reported)

                         CENTRAXX, INC.
                         --------------
     (Exact Name of Registrant as Specified in its Charter)

        Nevada                      33-3358-NY                8-0224219
        ------                      ----------                ---------
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                       267 Matheson Road East
                 Mississauga, Ontario Canada L4Z 1X8
                 -----------------------------------
              (Address of Principal Executive Offices)

                         626 405-0079
                         ------------
                 Registrant's Telephone Number


Item 3.   Bankruptcy or Receivership.

         On June 21, 2001, Centraxx Corp., a wholly-owned subsidiary of the Registrant, filed an Assignment in Bankruptcy under Section 49 of the Canadian Bankruptcy and Insolvency Act. The filing was made in the Office of the Superintendent of Bankruptcy of Canada, and the case has been assigned Estate No. 32-121188. A. Farber & Partners Inc., 1200 Sheppard Avenue East, Suite 300, North York, Ontario, Canada M2K 2R8, has been appointed as Trustee by the Superintendent of Bankruptcy, and this appointment is set to be considered at the first meeting of creditors that is scheduled to be held on July 17, 2001, at 11:00 a. m., at the office of the Official Receiver, 175A Admiral Boulevard, Mississauga, Ontario.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAXX, INC.

Date: 7/10/01                    By/s/Michael Ivezic
                                   Michael Ivezic, Acting President
                                   and Director
                                   ------------